
                       MONTHLY SERVICERS CERTIFICATE
                       	SERVICER:  NATIONSBANK, N.A.
                      	NATIONSBANK AUTO TRUST 1995-A


	Pursuant to the Pooling and Servicing Agreement, dated as of December 6,
1995 (as amended and supplemented, the "Pooling and Servicing Agreement")
between NationsBank, N.A., NationsBank of Georgia, N.A., NationsBank of Florida,
N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as
"Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.


	Collection Period			                                                  	Dec-96
	Determination Date                                                 				1/8/97
	Deposit Date			                                                      	1/14/97
	Distribution Date                                                 				1/15/97

	Pool Balance on the close of the last day of the preceding
                 Collection Period                          				594,183,372.38
	Less:	Principal Collections		                                  	27,973,423.90
     		Purchase Amount allocable to Principal			                          0.00
		     Realized Losses 			                                          807,491.97
                                                              ----------------
	Pool Balance on the close of the last day of the
                 Collection Period 		               		          565,402,456.51
                                                             =================
	Original Pool Balance			                                    	1,066,816,806.33
	Pool Factor			                                                     	52.99902%

	Class A Certificate Balance
		Beginning Class A Certificate Balance	                      		576,357,871.20
		Class A Principal Distribution to Class A Distribution
                        Account	                                 27,917,488.39
                                                              ----------------
		Ending Class A Certificate Balance		                         	548,440,382.81
	Original Class A Certificate Balance 				                    1,034,812,302.14
 Class A Pool Factor 			                                          	52.99902%

	Class B Certificate Balance
	Beginning Class B Certificate Balance		                        	17,825,501.18
	Class B Principal Distribution to Class B Distribution Account		   863,427.48
                                                                --------------
	Ending Class B Certificate Balance		                           	16,962,073.70
	Original Class B Certificate Balance		                        		32,004,504.19
 Class B Pool Factor 		                                            		52.99902%

	Class A Pass-Through Rate			                                         	5.8500%
	Class B Pass-Through Rate			                                         	6.0000%

	Class A Percentage		                                               		97.0000%
	Class B Percentage				                                                3.0000%

	Available Interest
		Collections and Liquidation Proceeds allocable to interest		   	5,105,721.47
		Recoveries	                                                     		129,228.96
		Purchase Amount allocable to Interest                                			0.00
                                                                --------------
	Total Interest Collections		                                     5,234,950.43
		Advances for the related Distribution Date		                     	927,699.30
		Less:  Outstanding Advances to be reimbursed		                   	846,978.40
                                                                 -------------
	Total Available Interest		                                       5,315,671.33

	Available Principal
		Collections and Liquidation Proceeds allocable to Principal		 	27,973,423.90
		Purchase Amount allocable to Principal                               			0.00
                                                                --------------
	Total Available Principal	                                     	27,973,423.90

	Deposit to Certificate Account
		Available Interest		                                           	5,315,671.33
		Available Principal			                                         27,973,423.90
		Withdrawal from Reserve Account	                                      		0.00
		Less:  Basic Servicing Fee to be withheld from Collections		      495,152.81
                                                                --------------
			Net Deposit to Certificate Account		                          32,793,942.42

	Class A Interest Distribution
		Class A Monthly Interest	                                     		2,809,744.62
		Class A Interest Carryover Shortfall	                                 		0.00
                                                                  ------------
	Total		                                                          2,809,744.62

	Class B Interest Distribution
		Class B Monthly Interest			                                        89,127.51
		Class B Interest Carryover Shortfall			                                 0.00
                                                                  ------------
	Total	                                                             	89,127.51

	Class A Principal Distribution
		Class A Monthly Principal			                                   27,917,488.39
		Class A Principal Carryover Shortfall from the preceding
                Distribution Date			                                      0.00
                                                                ---------------
	Total	                                                         	27,917,488.39

	Class B Principal Distribution
		Class B Monthly Principal                                      			863,427.48
		Class B Principal Carryover Shortfall from the preceding
                Distribution Date			                                      0.00
                                                               ---------------
	Total	                                                            	863,427.48

	Basic Servicing Fee (inc. unpaid amount from prior periods)		    		495,152.81

	Distributions to the extent of Available Interest and Available Reserve
 Amount	(and Class B Percentage of Available Principal with respect
 to Class A Interest Distribution)

		Unpaid Basic Servicing Fee to Servicer		                         	495,152.81
		Class A Interest Distribution to Class A Distribution Account			2,809,744.62
		Class B Interest Distribution to Class B Distribution Account		   	89,127.51

 	Distributions of Available Principal, Remaining Available Interest
 	and Remaining Available Reserve Amount
		Class A Principal Distribution to Class A Distribution Account	27,917,488.39
		Class B Principal Distribution to Class B Distribution Account		 	863,427.48
		To Reserve Account up to Specified Reserve Account Balance		     	193,542.43
		Any Remaining Amounts to Sellers			                               920,611.99

	Specified Reserve Account Balance
		Greater of:
		(a) Reserve percentage applicable                                   			5.00%
		      Pool Balance on last day of Collection Period times reserve
                       percentage applicable	                  		28,270,122.83
		(b) Lesser of: Deposit from Available Interest and Available Principal
			(i)  floor amount stated or		                                 13,335,210.08
			(ii) Pool Balance on last day of Collection Period
			      plus interest through Scheduled Distribution Date	    	776,062,551.25
		Specified Reserve Account Balance		                           	28,270,122.83

	Reserve Account
		Beginning Balance			                                           28,123,492.02
		Deposit from Available Interest and Available Principal		        	193,542.43
		Investment Earnings		                                            	118,385.77
		Less:  Withdrawal from Reserve Account and deposit to Certificate
Account to cover:
			Accrued and unpaid Basic Servicing Fees		                              0.00
			Amounts to be distributed to Certificateholders'	                     	0.00
			Reimb. to Servicer for Outstanding Advances associated with
                   Defaulted Accounts	    	                          46,911.62
		Less: Withdrawal by Sellers of Excess of Reserve Account Balance
                 Over Specified Reserve Account Balance			                0.00
		Less:  Withdrawal of Investment Earnings by Servicer		           	118,385.77
                                                                   -----------
		Ending Balance		                                              	28,270,122.83
                                                                ==============
	Available Reserve Account Balance				                           28,123,492.02

	Realized Losses			                                                	807,491.97
	Net Loss Ratio (annualized)
		For the current Collection Period		                                   	1.40%
		For the preceding Collection Period			                                 2.06%
		For the second preceding Collection Period	                          		1.68%
	Average Net Loss Ratio (Specified Reserve Account Balance increases if
                      greater than 1.50%)		                            		1.71%

	Delinquency Analysis
		Number of Loans
			   30 to 59 days past due 	                                          	1,683
			   60 to 89 days past due 	                                            	302
			   90 or more days past due 	                                          	315
                                                                     ---------
			Total                                                               		2,300

		Principal Balance
			   30 to 59 days past due                                   		15,595,752.57
			   60 to 89 days past due                                    		3,002,554.98
			   90 or more days past due                                  		3,315,822.79
                                                              -----------------
			Total	                                                       	21,914,130.34

	Delinquency Ratio
		For the current Collection Period			                                   1.12%
		For the preceding Collection Period			                                 1.03%
		For the second preceding Collection Period		                          	0.95%
	Average Delinquency Ratio (Specified Reserve Account Balance
                   increases if greater than 1.25%)		                  		1.03%

	Collateral Repossessed and Held by the Trust
		Number			                                                                212
		Principal Balance	                                            		2,223,187.26

	Weighted Average Computations
		Weighted Average Coupon	                                         		10.51440%
		Weighted Average Original Term			                                      59.65
		Weighted Average Remaining Term			                                     36.37